CABRE CORP
                            1209 Orange Street
                        Wilmington, Delaware 19801

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD OCTOBER 8, 1996

	NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cabre Corp will be held at the National Depository Corporation, 405 W. Loop 820 South,
 Ft. Worth Texas 76108 on Tuesday, October 8, 1996 at 10:00 a.m. for the
 following purposes:

	1)	To elect three directors to serve for the ensuing year and until their respective successors are elected;

	2)	To ratify the appointment of Jackson and Rhodes, P.C. as the independent
    public	auditors 	for FY 97; and

	3)	To transact such other business as may properly come before the meeting
    or any	adjournment or adjournments thereof.

	The close of business on August 9, 1996 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at the meeting or any adjournment or adjournments thereof.

	A copy of the Cabre Corp Form 10-KSB for fiscal 1996 is being mailed to stockholders with this Proxy Statement.

                                  By the Order of the Board of Directors
                                                         Gary W. Havener
                                                               President


                               ____________

August 12, 1996


Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy and promptly return it in the enclosed envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

                               CABRE CORP
                           1209 Orange Street
                       Wilmington, Delaware 19801

                             PROXY STATEMENT

          Annual Meeting of Stockholders to be held October 8, 1996

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Cabre Corp (the "Company" or "Cabre") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on October 8, 1996, at the National Depository Corporation, 405 W. Loop 820 South, Ft. Worth Texas 76108 and at any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to stockholders on or about August 30, 1996.

                         EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by the Company including expenses in connection with the preparation and mailing of this proxy statement and all papers which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses.

                                VOTING

A proxy may be revoked by a stockholder at any time prior to its use. If it is signed properly by the stockholder and is not revoked, it will be voted at the meeting. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR management's nominees listed below under Election of Directors and the ratification of the appointment of Jackson & Rhodes, P.C.

Only stockholders of record at the close of business on August 9, 1996 will be entitled to vote at the meeting. The total number of issued and outstanding shares of common stock of the Company, $2.00 par value, ("Common Stock") as of August 9, 1996 is 906,511 shares, each share having one vote. There are no other issued or authorized classes of stock of the Company.

Only votes cast in person or by proxy will be counted at the meeting. Abstentions, if any, will be reflected in the minutes of the meeting.

                          ELECTION OF DIRECTORS

Three (3) Directors are to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and have qualified.  The Company bylaws allow from one to twelve directors.  It is the intention of the persons named in the accompanying form of proxy to vote for the nominees listed.  All nominees have indicated their willingness to serve for the ensuing term, but if any nominee is unable or should decline to serve as a Director at the date of the Annual Meeting, it is the intention of the persons named in the proxy to vote for such other person or persons as they in their discretion shall determine.  Proxies will not be voted, however, for more than three nominees. The ages of the nominees, their principal occupations or employment during the past five years, and other data regarding them, based upon information received from them are as follows:
                                                        										Director
Name			               Age		Principal Occupation 			               Since

Gary W. Havener		     55		 President and Chief
                           Executive Officer,
					                      Cabre Corp; Sole Director
                           and President, Antenna Products,
                           wholly owned subsidiary of Cabre
                           Corp; President, Sinan Corp.	          January 1992

Sam B. Ligon		        57		 President, Jokari/US, Inc.             January 1992

Clark D. Wraight		    52		 Vice President and Secretary
                           Treasurer,	Cabre Corp; Vice
                           President and General Manager,
                           Antenna Products; and President,
						                     Thirco, Inc.

Mr. Havener has served as the Sole Director of Antenna Products Corporation, the wholly owned subsidiary of the Company, since 1986. Mr. Havener has served as the President of Antenna Products Corporation since January, 1996 when Gary L. Skaggs resigned as President of Antenna Products and
Director of Cabre Corp. Since December 1984 Mr. Havener has served as the President of Sinan Corp., an investment company. Sinan Corp. is not a parent, subsidiary or affiliate of the Company.

Mr. Sam B. Ligon has been President of Jokari/US, Inc. since 1974, the principal business of which is the design, distribution and sale of housewares. Jokari/US, Inc. is not a parent, subsidiary or affiliate of the Company.

Clark D. Wraight was appointed by the Board of Directors as Vice President
and Secretary Treasurer of Cabre Corp in 	January 1996 following the
resignation of Gary L. Skaggs. Mr. Wraight currently serves as Vice President and General Manager of Antenna Products and President of Thirco, Inc. a wholly owned subsidiary of the Company.

                             SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of the Company's Common Stock as of August 9, 1996, (a) by each director, (b) by the named executive officers, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and, (d) all directors and executive officers as a group.

Name and Address			              Shares Owned Directly		          Percent of
of Beneficial Owners (3)			      and Indirectly			                Class (2)

Gary W. Havener				              392,118(1)			                    43.26%
Sinan Corp.
P.O. Box 121697
Ft. Worth, TX 76121

Clark D. Wraight				             71,107			  	                     7.84%
Antenna Products Corporation
101 S.E. 25th Ave.
Mineral Wells, Texas 76067

Ronnie E. Chandler			            52,547			  	                     5.80%
Antenna Products Corporation
101 S.E. 25th Ave.
Mineral Wells, Texas 76067

Ross L. Bell				                 48,385			                        5.34%
Antenna Products Corporation
101 S.E. 25th Ave.
Mineral Wells, Texas 76067

All directors and officers
of Cabre Corp as a group
(Two persons) 				               463,225			                      51.09%


	(1)	Sinan Corp., wholly owned by Mr. Havener and his children, owns of
		record 198,695 of these shares representing 21.92% of the total outstanding
  shares. 	Mr. Havener as President of  Sinan Corp., has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by Sinan Corp.

	(2)	Based on total outstanding shares of 906,511 as of August 9, 1996.

 (3)	The persons named herein have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the Texas laws for personal holding companies, as applicable.

                            EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid during each of the last three fiscal years to the Chief Executive Officer of the Company.

                          SUMMARY COMPENSATION TABLE

Name and Principal		 	              Annual Compensation
Position			           Fiscal Year				                         Other Annual (1)
				                  Ended May 31    Salary($)  	Bonus($)    Compensation ($)

G.W. Havene			        1996		          $0		        $0		        $  1,000
 Chairman, President
 and CEO				                                                  $ 98,000 (2)

                      1995		          $0         	$0		        $105,500

                      1994		          $0		        $0		        $ 83,667

(1) Represents Antenna Products Corporation director fees. 1996 also includes Cabre director fees of $1,000; 1995 Cabre director fees of $2,500; and 1994 Cabre director fees of $2,000.
(2)  Represents accrued Antenna Products Corporation directors fee for FY96.

                       BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held two meetings in the fiscal year ended May 31, 1996. Gary Havener, Paul St. Amant, Sam Ligon and former board member, Gary Skaggs were in attendance at each meeting.

The Board of Directors has no standing Audit, Nominating, or Compensation committee.

                        COMPENSATION OF DIRECTORS

Compensation for Cabre Corp Board members is set at $500 for each board meeting attended. A total of $1000 was paid to Gary Havener, Paul St. Amant and Sam Ligon in the fiscal year ended May 31, 1996. Gary Skaggs was paid $500 for the same period.

                        	CERTAIN TRANSACTIONS

None.

   COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended May 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders have been filed.

                  APPOINTMENT OF INDEPENDENT AUDITORS

On December 11, 1992, the Board of Directors of Cabre Corp (the "Company") adopted a resolution appointing Jackson & Rhodes P.C., 8140 Walnut Hill Lane, Suite 800 Dallas, Texas 75231 as the Company's principal accounting firm to audit the Company's financial statements.

Subject to ratification by the stockholders, the Board of directors appointed Jackson and Rhodes, P.C., independent auditors, to serve for the fiscal year ending May 31, 1997.

Jackson and Rhodes, P.C. has informed management that it will send a representative to the Annual Meeting and that such representative may make a statement to the meeting if he so desires and will be available to answer any questions that might arise in connection with the audit of the Company and its subsidiaries.

                    DEADLINE FOR STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the Annual Meeting in October 1997 must be received by the Company not later than May 10, 1997, for inclusion in its Proxy Statement and form of proxy relating to that meeting.

                            OTHER MATTERS

The Board of Directors knows of no business other than that set forth in items 1 and 2 of the Notice of Annual Meeting of Stockholders that is expected to be brought before the meeting. However, if any other matters, not now known or determined, come before the meeting, the persons named in the proxy furnished herewith will vote according to their best judgment in the interest of the Company.

Insofar as any of the information in the Proxy Statement may rest particularly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                      By Order of the Board of Directors
                                                         Gary W. Havener
                                                               President

August 12, 1996

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy exactly as your name appears thereon and mail it promptly in the enclosed envelope to:

                           Society Bank & Trust
                             Proxy Department
                             1201 Elm Street
                               Suite 5050
                            Dallas, TX 75270